                                  EXHIBIT 10(i)



                          FIRST SUPPLEMENTAL AMENDMENT
                                       TO
                         EXPANDABLE WRAPAROUND MORTGAGE
                             AND SECURITY AGREEMENT


         THIS FIRST SUPPLEMENTAL AMENDMENT (this "Supplemental Wraparound Mortgage") is made as of this 17th day of March, 1986 to the Expandable Wraparound Mortgage and Security Agreement dated as of October 31, 1983 from Atlantic City Boardwalk Associates, L.P., a New Jersey limited partnership ("Mortgagor"), having an address at The Claridge Hotel and Casino, Indiana Avenue and the Boardwalk, Atlantic City, New Jersey 08401, to The Claridge at Park Place, Inc., a New Jersey corporation, having an address at The Claridge Hotel and Casino, Indiana Avenue and the Boardwalk, Atlantic City, New Jersey ("Mortgagee"), and recorded on October 31, 1983, in the office of the Clerk of Atlantic County, New Jersey, in Mortgage Book 2908 at Page 246 (the "Wraparound Mortgage").

         Capitalized terms used herein and not otherwise defined are used as defined in the Wraparound Mortgage.


                               W I T N E S S E T H

                                    PREAMBLE

         WHEREAS, Mortgagor plans to build an expansion of the Claridge Hotel and Casino;

         WHEREAS, Mortgagor holds a leasehold estate in the parcel or parcels of land located in the City of Atlantic City, County of Atlantic and State of New Jersey described in Exhibit A hereto, and has acquired on the date hereof a leasehold interest in the air space (the "Air Space") located in the city of Atlantic City, County of Atlantic and State of New Jersey described in Exhibit A hereto (collectively said parcel or parcels of land and the Air Space hereafter called the "Land") pursuant to the "Ground Lease" and is the owner of the "Improvements" on the Land (as such quoted terms are hereinafter defined);

         WHEREAS, the Ground Lease, Land and Improvements are subject to the liens and security interests of those certain mortgages and the terms of those certain loan agreements more particularly described in Exhibit B hereto (collectively, the "Superior Mortgages");

         WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of up to one hundred forty-four million dollars ($144,000,000) as evidenced by that certain wraparound mortgage note dated as of October 31, 1983, as amended on the date hereof, made by Mortgagor to Mortgagee in the original principal amount of $127,000,000 and that certain expansion wraparound mortgage note (the "Expansion Wraparound Note") dated as of the date hereof made by Mortgagor to Mortgagee in the amount of up to $17,000,000 (collectively, the "Note") and that certain loan agreement dated as of October 31, 1983 between Mortgagor, as borrower, and Mortgagee, as lender, as amended on the date hereof (the "Loan Agreement"), the terms of which Note and Loan Agreement are incorporated herein, and made a part hereof, by reference to the same extent and effect as if fully set forth herein;

         WHEREAS, pursuant to the "Operating Lease", (as such quoted term is hereinafter defined), Mortgagor has subleased the Land and leased the Improvements to Mortgagee subject to the liens of the Superior Mortgages and Mortgagee has agreed to make certain loans (the "Operating Lease Loans") to Mortgagor to finance the purchase of "FF&E Replacements" and to provide "Facility Maintenance and Engineering Services" which Operating Lease Loans, if any are to be evidenced from time to time by "FF&E Notes" and "Maintenance Shortfall Notes" (as such quoted terms are defined in the Operating Lease);

         WHEREAS, pursuant to the "Expansion Operating Lease" (as such quoted term is hereafter defined), Mortgagor has agreed to make certain loans (the "Expansion operating Lease Loans") to Mortgagor to finance the purchase of "Expansion FF&E Replacements" and to provide "Expansion Facility Maintenance and Engineering services" which Expansion Operating Lease Loans, if any, are to be evidenced from time to time by "Expansion FF&E Notes" and "Expansion Maintenance Shortfall Notes" (as such quoted terms are defined in the Operating Lease); and

         WHEREAS, Mortgagor desires to secure the payment of (i) all principal, interest and other sums payable pursuant to the Note and all replacements, renewals, extensions, supplements, modifications, and consolidations thereof,
(ii) the Loan Agreement, (iii) all amounts payable to Mortgagee pursuant to this Mortgage.(the Note, the Loan Agreement, this Mortgage, the FF&E Notes, the Expansion FF&E Notes, the Maintenance Shortfall Notes, the Expansion Maintenance Shortfall Notes and all additional documents given as security for any of the foregoing, being hereinafter collectively referred to as the "Security instruments", and all amounts payable by Mortgagor pursuant to the Security Instruments, subject to the $25,000,000 limitation on the FF&E Notes, the Expansion FF&E Notes, Maintenance Shortfall Notes and the Expansion Maintenance Shortfall Notes as hereinafter described, being hereinafter sometimes referred to collectively as the "Indebtedness"); and the performance and observance of, and compliance with, all of the terms, covenants, conditions and provisions of the Security Instruments which Mortgagor is obligated to perform or observe or with which Mortgagor is obligated to comply; and (iv) all amounts payable to Mortgagee under (a) any FF&E Notes and the Expansion FF&E Notes executed and delivered prior to October 1, 1995 and (b) any Maintenance Shortfall Notes and the Expansion Maintenance Shortfall Notes, but in both cases only up to an aggregate principal amount of Twenty- Five Million Dollars ($25,000,000).

         WHEREAS, Mortgagee and Mortgagor wish to spread the lien of the Wraparound Mortgage to cover Mortgagor's leasehold interest in the Air Space and its fee interest in the "Expansion Improvements" (as such quoted term is hereafter defined).

         NOW, THEREFORE, Mortgagor, in consideration of the loan evidenced by the Expansion Wraparound Note and in consideration of the Expansion Operating Lease Loans and for other good and valuable consideration, receipt of which is hereby acknowledged, and for the purpose of further securing payment of all principal, interest and other sums payable pursuant to the Note; payment of all other Indebtedness; and the performance and observance of all of the terms, covenants, conditions and provisions of the Security Instruments which Mortgagor is obligated to observe and perform, does hereby agree to amend the Wraparound Mortgage as follows:

         1. The Preamble is hereby deleted and replaced with the Preamble hereto.

         2. GRANTING CLAUSE I is hereby deleted and replaced with the following:

         "Leasehold Estate. All of Mortgagor's leasehold estate under any right, title and interest in and to that certain ground lease dated as of October 31, 1983 between Del E. Webb New Jersey, Inc. ("DEWNJ"), as lessor, and Mortgagor, as lessee, a short form of which was recorded on October 31, 1983 in the office of the Clerk of Atlantic County, New Jersey in Deed Book 3850 at Page 178 and in that certain air rights lease dated as of the date hereof between DEWNJ, as lessor, and Mortgagor, as lessee, a short form of which is intended to be recorded in the office of the Clerk of Atlantic County, New Jersey, prior to the recording of this Supplemental Wraparound Mortgage (said leases being hereinafter referred to collectively as the "Ground Lease"), together with all other, further or additional estates, rights, titles or interests which may at any time be acquired by Mortgagor by the terms of the Ground Lease, by reason of the exercise of options thereunder or by reason of amendments, modifications, supplements, extensions and renewals of the Ground Lease; and together with all rights and benefits of whatsoever nature derived or to be derived by virtue of the Ground Lease, including the rights to exercise options., to give consents, to modify, amend or terminate the Ground Lease, to surrender the Ground Lease and to receive any monies payable to the lessee thereunder; and all ' rights of way or use, servitudes, licenses, easements, hereditaments and appurtenances belonging to the real property demised thereunder."

         3. GRANTING CLAUSE II and the term "Improvements" is hereby amended to include the following:

         "Expansion Improvements. The buildings, structures and other improvements of every kind and description now or hereafter located in the Air Space, and all materials now owned or hereafter acquired by Mortgagor intended for construction, reconstruction, repair, alteration, addition, or improvement of or to such buildings, structures and improvements, all of which materials shall be deemed to be expansion improvements immediately upon delivery thereof to Mortgagor, and all fixtures and articles of "Personal Property" (as such quoted term is hereinafter defined) of every kind and description now or hereafter located on or attached to the expansion improvements which by the nature of their attachment to the expansion improvements become real property pursuant to applicable law, including all additions thereto, proceeds received upon voluntary or involuntary disposition thereof, and all renewals or replacements thereof or articles in substitution therefor, it being agreed that, to the fullest extent permitted by applicable law, the Personal Property shall be deemed to be fixtures and a part of the expansion improvements (all of the foregoing being hereinafter collectively called the "Expansion Improvements")."

         4. GRANTING CLAUSE IV and the term "Agreements" is hereby amended to include all of Mortgagor's right, title and interest in the agreements and other instruments described in Schedule C hereto.

         5. GRANTING CLAUSE V and the term "Operating Lease" is hereby amended to include all of Mortgagor's right, title and interest in, to an under that certain Expansion Operating Lease (the "Expansion operating Lease") dated the date hereof made by Mortgagor to the Operating Company, a short form of which is intended to be recorded immediately after the recording of this Supplemental Wraparound Mortgage in the office of the Clerk of Atlantic County, New Jersey, together with all renewals and extensions thereof and subleases thereunder and tenancies following attornment, and together with all guaranties of the obligations of the Operating Company thereunder.

         6. GRANTING CLAUSE VIII and the term "Rents" is hereby amended to include all rents and other sums now or hereafter, including during any period of redemption, accruing with respect to the Property and payable to Mortgagor pursuant to the Expansion Operating Lease.

         7. The term "Permitted Exceptions" is hereby amended to include the items and matters described on Schedule D hereto.

         8. The term "Loan Agreement" is hereby amended to include any and all amendments supplements and modifications thereto.

         9. The term "Mortgaged Property" is hereby deleted and replaced with the following: "Mortgaged Property" means all of the property, rights and interests contained in GRANTING CLAUSES I through X inclusive.

         10. The term "this Mortgage" is hereby amended to include this Supplemental Mortgage.

         11. Mortgagor hereby confirms and reaffirms as true on the date hereof each and every warranty and covenant of Mortgagor set forth in Article II of the Wraparound Mortgage, as amended hereby, except as set forth in Schedule E hereto.

         12. Section 2.09 is hereby amended so that the dollar amount on lines 23 and 31 of page 16 are hereby deleted and replaced by the dollar amount "$144,000,000.00".

         13. The following is hereby inserted immediately following subparagraph
(d) on page 17:

         "(e) Subject to the conditions hereinafter set forth in Clauses (1) through (7) below, Mortgagee may at its sole option, at any time and from time to time, cause to be placed on the Mortgaged Property one or more mortgages ("prior mortgages") and may at its sole option, at any time and from time to time refinance (which shall mean extend, modify, replace, increase, refinance, or consolidate (including without limitation a consolidation with the Wraparound Mortgage)), any prior mortgage, including the Superior Mortgages (any such prior mortgage so refinanced being hereinafter referred to as a "new prior mortgage"), and this Mortgage shall be subject and subordinate to any prior mortgage and/or any new prior mortgage. For purposes of this clause (e), the term "Principal Balance" when used in connection with any prior mortgage or new prior mortgage shall include the amount of any deferrals of interest thereunder and when used in connection with this Mortgage shall include any deferrals of interest hereunder but without regard to FF&E Notes and Expansion FF&E Notes in excess of $5,000,000) and without regard to Maintenance Shortfall Notes and Expansion Maintenance Shortfall Notes.

         Such prior mortgage or mortgages or new prior mortgage or mortgages shall comply with the following:

         (1) All proceeds, if any, shall be the property of Mortgagee, shall not be deemed to reduce the Principal Balance of this Mortgage, or to reduce, abridge or postpone the obligation of Mortgagor to make the regular payments set out in the Note evidencing the indebtedness secured hereby and shall be paid to Mortgagee, in consideration of the covenant of Mortgagee herein contained to make all payments of the principal and interest payable pursuant to the prior mortgages and/or each new prior mortgage as hereinabove provided; provided however that Mortgagee shall not at any time permit the aggregate of the unpaid Principal Balance of any prior mortgage or new prior mortgages to exceed the unpaid principal balance of this Mortgage.

         (2) The prior mortgages and the new prior mortgages shall amortize in such manner so that the aggregate unpaid Principal Balance thereof shall not at any time be greater than the unpaid Principal Balance of this Mortgage.

         (3) If the proceeds of any new prior mortgage are insufficient to pay the holder of any prior mortgage being refinanced the unpaid Principal Balance then due such holder, the deficiency shall be paid by Mortgagee.

         (4) Mortgagee shall pay all expenses necessary to consummate the closing of any prior mortgage or new prior mortgage.

         (5) The aggregate unpaid Principal Balance of the prior mortgages and the new prior mortgages, if any, shall not exceed the unpaid Principal Balance of this Mortgage.

         (6) Such prior mortgages and new prior mortgages shall mature at or after the maturity of this Mortgage and if maturity is after the maturity of this Mortgage, the same shall be prepayable, with or without penalty, at the maturity of this Mortgage.

         (7) So long as any Superior Mortgage shall continue as a lien upon the Mortgaged Property, each such prior mortgage or new prior mortgage shall, by its terms, be expressly subordinate to such Superior Mortgage.

         To accomplish the payment to Mortgagee of all proceeds of any such prior mortgage or mortgages or new prior mortgage or mortgages, Mortgagor shall direct in writing to the holder of each such prior mortgage or new prior mortgage, that all proceeds be payable to Mortgagee, or as Mortgagee shall direct; but in the event that such holder shall refuse to honor such direction, then and in such event such proceeds shall be received and turned over to Mortgagee in such manner as Mortgagee shall direct by written notice to Mortgagor.

         Mortgagor agrees without charge to promptly execute, acknowledge and deliver any and all commitments, notes, mortgages, assignments, consents, deeds and other documents which Mortgagee deems necessary to effectuate the placement on the Mortgaged Property of such prior mortgages and/or new prior mortgages. Upon Mortgagor's failure to execute such documents within ten (10) days of Mortgagee's written request to Mortgagor therefor the whole of said principal and interest shall become due at the option of Mortgagee. Mortgagor hereby irrevocably appoints Mortgagee, its successors and assigns as attorney-in-fact and grants Mortgagee the power which is coupled with an interest, to execute such documents.

         If Mortgagee has not extended, replaced or refinanced any prior mortgage or mortgages, or any new prior mortgages by the maturity of any of them, the Mortgagor shall have the right to secure an extension of such prior mortgage or mortgages or new prior mortgage or mortgages or a new institutional prior mortgage in place of the maturing mortgages subject to all of the conditions contained in this Section 2.09(e), and this Mortgage shall be subject and subordinate to any such extension or new prior mortgage obtained by the Mortgagor. All expenses necessary to consummate the closing of such extension or such new institutional prior mortgage shall be paid by Mortgagee."

         14. Schedule A is hereby deleted and replaced with Exhibit A annexed hereto.

         15. Schedule B is hereby deleted and replaced with Exhibit B hereto.

         16. Schedule C is hereby amended to include those Agreements listed on Schedule C hereto.

         17. Schedule D is hereby amended (i) to include .those Permitted Exceptions set forth on Schedule D hereto; (ii) by deleting Paragraphs 9 and 10 and (iii) by replacing Paragraph 10 with the following:

                           "10. Purchase Money Second Mortgage and Security Agreement dated as of October 31, 1983 made by Mortgagor to Claridge Limited, in the original principal amount of $47,000,000 and recorded in the office of the Clerk of Atlantic County, New Jersey, on October 31, 1983 in Mortgage Book 2908 at Page 197, as the same is amended on the date hereof pursuant to that First Supplemental Amendment to Purchase Money Mortgage, intended to be recorded simultaneously herewith."

         18. Neither Mortgagor nor any partner of Mortgagor shall be personally liable to Mortgagee for the non-payment of any Indebtedness the Mortgagee's recourse being expressly limited to the Mortgaged Property; provided, however, that nothing contained in the Wraparound Mortgage, as amended and supplemented hereby, or the Loan Agreement, as amended, shall limit, restrict or impair the rights of Mortgagee to accelerate the maturity of the Note, as amended, and all other Indebtedness upon the occurrence of an Event of default, to bring suit and obtain a judgment against Mortgagor or its general partners on the Note, as amended, and such other Indebtedness of Mortgagor under the Wraparound Mortgage, as amended and supplemented hereby, and the Note, as amended, (so long as neither the Mortgagor nor its partners shall have any personal liability upon any such judgment except to the extent of its interest in the Mortgaged Property and the satisfaction thereof shall be limited to the Mortgaged Property) or to exercise all rights and remedies provided in the Wraparound Mortgage, as amended and supplemented hereby; the other Security Interests or otherwise to realize upon the Mortgaged Property.

         19. All obligations, terms and conditions set forth in the Wraparound Mortgage remain unchanged and in full force and effect, except as specifically set forth herein.

         IN WITNESS WHEREOF, Mortgagor has caused this Supplemental Wraparound Mortgage to be duly executed as of the date first above written.

                                       Mortgagor:

                                       ATLANTIC CITY BOARDWALK
                                          ASSOCIATES, L.P.
WITNESS

                                       By: /s/ T. Edward Plant
/s/Alan Wovsaniker                         -----------------------------------
- ----------------------------           Name:    T. Edward Plant
Name: Alan Wovsaniker                  Title:   General Partner

                                       Mortgagee:
WITNESS
                                       THE CLARIDGE AT PARK PLACE,
                                           INCORPORATED

                                       By: /s/ Roger P. Wagner
                                           ------------------------------------
/s/ Charles J. Hanlon, Jr.             Name: Roger Wagner
- --------------------------------       Title: President
Name: Charles J. Hanlon, Jr.

         Mortgagor hereby acknowledges receipt of a true copy of the within instruments.

                                       Mortgagor:

                                       ATLANTIC CITY BOARDWALK
                                          ASSOCIATES, L.P.
WITNESS

                                       By: /s/ T. Edward Plant
                                           -----------------------------------
/s/ Alan Wovsaniker                    Name:    T. Edward Plant
- -------------------------------        Title:   General Partner
Name: Alan Wovsaniker

STATE OF NEW YORK
                                           Ss.:
COUNTY OF NEW YORK

         BE IT REMEMBERED, that on this 17th day of March, 1986, before me, the subscriber, a Notary Public of the State of New York, personally appeared Roger Wagner, President of The Claridge at Park Place, Incorporated, a New Jersey corporation, and he thereupon acknowledged that he signed the foregoing instrument as such officer, that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors.


                                      /s/ Karen De Maria
                                      ---------------------------
                                      Notary Public

STATE OF NEW YORK
                                      Ss.:
COUNTY OF NEW YORK

         BE IT REMEMBERED, that on the 17th day of March, 1986, before me, the subscriber, a Notary Public of the State of New York, personally appeared T. Edward Plant, general partner of Atlantic City Boardwalk Associates, L.P., a limited partnership, who, I am satisfied, is the person who has signed the within instrument; and having first made known to me the contents thereof, he thereupon acknowledged that he signed, sealed and delivered the said instrument as his voluntary act and deed and as the voluntary act and deed of Atlantic City Boardwalk Associates, L.P., a limited partnership.

                                        /s/ Karen De Maria
                                        ----------------------------
                                        Notary Public

                                   SCHEDULE A

                                  REAL PROPERTY

                                Land Description
                                ----------------

ALL that certain land and premises situate in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

TRACT #1 - BEGINNING at a point in the Easterly line of Indiana Avenue 150 feet Southwardly of the Southerly line of Pacific Avenue; and extending thence

(1)      Eastwardly parallel with Pacific Avenue 155 feet; thence

(2)      Southwardly parallel with Indiana Avenue 50.1 feet; thence

(3) Westwardly parallel with Pacific Avenue 155 feet to the Easterly line of Indiana Avenue; thence

(4) Northwardly along the same 50.1 feet to the point and place of beginning.

BEING known as 111 and 113 South Indiana Avenue.

TRACT #2 - BEGINNING at a point in the Westerly line of Indiana Avenue 150 feet Southwardly of the Southerly line of Pacific Avenue; and extending thence

(1)      Southwardly along the Westerly line of Indiana Avenue 300 feet; thence

(2) Westwardly at right angles to Indiana Avenue 138.10 feet to the Easterly line of Park Place; thence

(3)      Northwardly along the same 300 feet; thence

(4) Eastwardly at right angles to Park Place 138.10 feet to the Westerly line of Indiana Avenue and point and place of beginning.

TRACT #3 -BEGINNING at a point in the Easterly line of Ohio Avenue 200 feet Southwardly of the Southerly line of Pacific Avenue; and extending thence

(1) Eastwardly parallel with Pacific Avenue 145.6 feet to the Westerly line of Park Place; thence

(2)      Southwardly along the same 150 feet; thence

(3) Westwardly parallel with Pacific Avenue 145.6 feet to the Easterly line of Ohio Avenue; thence

(4) Northwardly along the same 150 feet to the point and place of beginning.

In Compliance with Chapter 157, Laws of 1977 premises situate herein are known as Lots #8 and 9, Lot #16, in Block #31 and Lot #35 in Block #30 on the tax map of the above City.

                                  The Air Space
                                  -------------

ALL that certain real property in the City of Atlantic City, County of Atlantic, State of New Jersey, which lies above (but not below) the horizontal plane the elevation of which is 26.0 above that certain Datum Level which designates as zero an elevation equal to mean sea level at Atlantic City, as computed and established by the United States Coast and Geodetic Survey and which lies below (but not above) another horizontal plane the elevation of which is 71.5 above said Datum Level, and which is bounded by and lies within that certain plot or parcel described as follows:

         ALL that certain lot, tract, or parcel of land and premises situate, lying, and being in the City of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the westerly line of Park Place (601 wide), said point being distant 200.001 south of the southerly line of Pacific Avenue (601 wide), and extending from said beginning point; thence

(1) South 27 degrees 281 0011 East, in and along the westerly line of Park Place, a distance of 150.001 to a point; thence

(2) North 89 degrees 421 23" East, crossing Park Place, distance of 67.441 to the easterly line of Park Place; thence

(3) North 27 degrees 281 00" West, in and along the easterly line of Park Place, a distance of 180.801; thence

(4) South 62 degrees 321 00" West crossing Park Place, a distance of 60-001 to the point and place of BEGINNING.

CONTAINING an area of 9924 square feet.

                                                                 Exhibit B

                                   Schedule B
                                   ----------

                             The Superior Mortgages

         1. The first mortgage dated as of October 31, 1983, made by Claridge Limited to First National State Bank (the "First Lender") in the original principal amount of $80,000,000 recorded on October 31, 1983, in the office of the Clerk of Atlantic County, New Jersey, in Mortgage Book 2908 at Page 178, as the same was increased to $96,500,000 on the date hereof pursuant to that certain First Mortgage Modification Agreement among Mortgagee, DEWNJ and the First Lender intended to be recorded immediately prior to the recording of this Supplemental Mortgage (the "First Mortgage") and that certain loan agreement dated as of October 31, 1983, made between Claridge Limited and the First Lender in connection with the First Mortgage, as amended and assumed by Mortgagee on the date hereof (the "First Mortgage Loan Agreement").

         2. The purchase money second mortgage and security agreement dated as of October 31, 1983, made by Mortgagor to Claridge Limited in the original principal amount of $47,000,000 recorded on October 31, 1983, in the office of the Clerk of Atlantic County, New Jersey, in Mortgage Book 2908 at Page 197, as the same was amended on the date hereof pursuant to that certain First Supplemental Amendment to Purchase Money Second Mortgage and Security Agreement intended to be recorded simultaneously herewith and that certain purchase money loan agreement dated as of October 31, 1983, made between Mortgagor and Claridge Limited in connection therewith, as the same is amended on the date hereof.

                                   SCHEDULE C

                                   Agreements
                                   ----------

I.       "Licenses"

         1. License Agreement dated October 27, 1983 to J&P Studio Corp. has been terminated and replaced with Final Touch Beauty Salon, Inc., dated September 15, 1985.

II.      "Purchase Order"

         1. Purchase Order # CL 95374, American Business Computers; service contract for ABC Computer bar System.

         2. Purchase Order # CL 46609, Pitney Bowes; maintenance agreement for mailing machine.

         3. Purchase Order # CL 44254, 3M Business Products; maintenance agreement for microfilm equipment.

         4. Purchase Order # CL 46685, Friden Alcatel; equipment maintenance agreement.

         5. Purchase Order # CL 44545, Talco Cash Register, maintenance agreement for Sweda, Sharp and DTS Cash Registers.

         6. Purchase Order # CL 44296, Information Products of S.J., service agreement for various IBM typewriters.

         7. Lease agreement, 3M Business Products Sales, Inc., lease of microfilm equipment.

         8. Purchase Order # DW 4338, Simplex Time Recorder Company, maintenance and service agreement for fire alarm system. (Note that this agreement is with Del E. Webb New Jersey Inc. but affects a system located at the hotel.)

III.     "SERVICE CONTRACTS"
ITEM A -- LABOR CONTRACTS

                                 Union Contracts

 1. International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America, Local Union No. 331, effective April 15, 1984 to April 14, 1987.

 2. National Brotherhood of Painters and Allied Trades, Local Union No. 277, effective May 1, 1982 to April 30, 1987.

 3. International Alliance of Theatrical Stage Employees and Motion Picture Machine Operators, Local Union No. 917, effective June 1, 1983 to June 30, 1987.

 4. Hotel Employees and Restaurant Employees International Union, Local Union No. 54, effective October 1, 1983 to September 14, 1988.

ITEM B -- "SERVICE CONTRACTS"

 1. "SI Cares" Service Agreement, Software International Corp.

 2. IPM maintenance Service agreement for numerous display stations.

 3. Service Agreement, American District Telegraph Company, maintenance of alarm system.

 4. Software maintenance Agreement dated January 3, 1986, but effective February 1, 1986; Software Plus, Inc.; maintenance contract for Human Resources/38 and Payroll/38 software.

IV.      LEASES

 1. Lease Agreement from November 15, 1983 to November 14, 1986 with Atten Realty Corp. concerning lease of office space on Tennessee and Atlantic Avenues.

 2. Lease Agreement from February 1, 1985 to January 31, 1990 with Delilah Road Limited Partnership concerning a warehouse facility.

 3. Lease Agreement from March 15, 1985 to March 15, 1990 with Youngblood Development Co. Inc. concerning a transportation garage.

 4. Lease Agreement from May 1, 1984 to April 30, 1987 with French Properties Ltd., concerning a parking lot on Ohio Avenue.

 5. Lease Agreement from March 1, 1984 to February 28, 1985 (and yearly thereafter unless terminated on 90-days notice) with New Jersey Expressway Authority, concerning a parking facility (327 spaces).

 6. Lease Agreement from March 1, 1984 to February 28, 1985 (extended through February 28, 1987) with Atlantic County Transportation Authority concerning a parking facility.

 7. Lease Agreements from September 15, 1984 through September 14, 1989 and from October 15, 1984 through October 14, 1989 with U.S. Concord concerning Uniqey Lock System.

 8. Lease Agreement from July 1, 1984 through June 30, 1987 with Continental Computer System, concerning word processors.

 9. Lease Agreement from September 1, 1984 through August 31, 1989 with Citi-Lease concerning Exterior Reader Boards.

10. Lease Agreements with American Equipment Leasing (Auden Reed) concerning 1984 Limousines with the following terms:

        12/26/83 - 12/25/86
        12/29/83 - 12/29/86
        04/20/84 - 04/19/87
        04/30/84 - 04/29/87

11. Lease Agreements from March 29, 1985 through March 28, 1988 and from April 4, 1985 through April 3, 1988 with Franklin Leasing concerning 1985 Limousines.

12. Lease Agreement from January 10, 1985 through July 9, 1988 with Ford Motor Credit Corp. concerning a 1985 Ford Ranger.

13. Lease Agreements with Transportation Leasing from May 15, 1985 through May 14, 1988 concerning a 1985 Chevy Celebrity Wagon and from April 19, 1985 through March 18, 1988 concerning a 1985 Dodge Caravan.

14. Lease Agreements with Marty Sussman for the following terms and concerning the following vehicles:

           1984  Olds 98                               10/01/83 - 11/30/86
           1984  Olds 98                               10/01/83 - 11/30/86
           1984  Olds 98                               10/01/83 - 11/30/86
           1984  Olds 98                               10/01/83 - 11/30/86
           1984 Cadillac Brougham                      11/01/83 - 12/31/86
           1984 Chevy Pick-up                          11/01/83 - 12/31/86
           1984 Cadillac Brougham                      11/01/83 - 12/31/86
           1984 Cadillac Brougham                      11/01/83 - 12/31/86
           1984  Cadillac                              12/01/83 - 01/31/87
           1984 3/4 Ton Pick Up                        03/01/84 - 04/30/87
           1984 Olds Regency                           06/01/84 - 07/31/87
           1985 Olds 98                                01/01/85 - 03/31/88
           1985 Cadillac Fleetwood                     02/01/85 - 04/30/88

15. Lease Agreements with Chem Credit, Inc. concerning System 38 Equipment for the following terms:

                                    01/01/84 - 12/31/88
                                    07/01/84 - 12/31/88
                                    07/01/84 - 12/31/88

16. Lease Agreement from November 30, 1984 through October 30, 1989 with Auden Reed concerning interior signage.

17. Lease Agreement from April 19, 1985 through March 19, 1988 with Continental Computer Leasing concerning system 38 CRT'S.

                                                                    EXHIBIT D

                              PERMITTED EXCEPTIONS

2. (a) Building restrictions as set forth in Deed Book 46, Page 29 (affects Tract 1).

     (b) Building restrictions as set forth in Deed Book 72, Page 655 and 658 (Affects the southerly 200 feet of Tract 2).

     (c) Building restrictions as set forth in deed Book 74, Page 544, Deed Book 75, page 699 and Deed Book 84, page 474 and 476 (Affects northerly 100 feet of Tract 2).

     (d) Building restrictions as set forth in Deed Book 73, Page 7 (Affects northerly 50 feet of Tract 2).

     (e) Building restrictions as set forth in Deed Book 76, Page 41 (Affects southerly 150 feet of Tract 2).

     Restrictions have been violated as to the sale of spirituous, vinous liquors. This Policy guarantees that any violation of said restrictions shall not cause forfeiture or reversion of title and also insures against loss by reason of enforcement of the restrictions. This Policy also guarantees that any enforcement of the remaining restrictions shall not cause a forfeiture or reversion of title.

3. Based upon a survey prepared by Arthur W. Ponzio Co. & Associates Inc., dated 12/20/84, revised to 3/14/86, the Company hereby insures against loss or damage which the insured shall sustain by reason of any encroachments, overlaps, boundary line disputes, or easements, except as follows:

     (1) Overhang in North wall of buildings erected on Block 30, Lot 35 encroaches on premises to North .33 feet.

     (2) Overhang in South wall of buildings erected on Block 30, Lot 35 encroaches on premises to South .33 feet.

     (3) Overhang in East wall of building erected on Block 31, Lot 16 encroaches on Indiana Avenue 2.00 feet.

     (4) East wall of buildings erected on Block 31, Lot 16 encroaches on Indiana Avenue .06 feet.

     (5) Overhang in East wall of buildings erected on Block 31, Lot 16 encroaches on Indiana Avenue 7.00 feet.

     (6) South wall of buildings erected on Block 31, Lot 18 encroaches on Block 31, Lot 16 .11 feet.

     (7) Overhang in West wall of buildings erected on Block 31, Lot 16 encroaches on Park Place 7.00 feet.

     (8) West wall of buildings erected on Block 31, Lot 16 encroaches on Park Place .07 feet.

     Title policy insures that the above referred to encroachments may remain where presently located for the life of the structure.

4. Liens of taxes 1986, First One Quarter paid, second Quarter not yet payable.

4a. Subject to Liability for additional assessment in connection with new construction pursuant to N.J.S.A. 54: 4-63.1 et. seq.

5. Rights or claims of parties in possession not shown by the public records as licencee only, being Final Touch Beauty Salon, Inc, and Host International, Inc.

6. Mortgage made by Claridge Limited, a New Jersey limited partnership to First National State Bank, dated as of October 31, 1983, recorded in the office of the clerk of Atlantic County on October 31, 1983 as Mortgage Book 2908, Page 178 as modified to secure the amount of $96,500,000.

7. Mortgage made by Atlantic City Boardwalk Associates, L.P., a New Jersey Limited partnership, dated as of October 31, 1983, recorded in the office of the clerk of Atlantic County on October 31, 1983 as mortgage Book 2908, Page 197 as modified to secure the amount of $47,000,000,00.

8. Mortgage made by Atlantic City Boardwalk Associates, L.P., a New Jersey Limited Partnership to The Claridge At Park Place, Incorporated, a Corporation of New Jersey, dated as of October 31, 1983, recorded in the office of the Clerk of Atlantic County on October 31, 1983 as Mortgage Book 2908, Page 246 as modified to secure up to the amount of $152,000,000.00.

9. Subject to the ground lease agreement, Claridge Limited to Atlantic City Boardwalk Associates L.P., dated as of 10-31-83 recorded 10-31-83, in Deed Book 3850, Page 178 and in the operating lease Atlantic City Boardwalk Associates L.P., to the Claridge at Park Place dated as of 10-31-83, recorded 10-31-83 in Deed Book 3850, Page 204, as modified.

10. Subject to Assignment of Lessors Interest, Claridge Limited to First National State Bank dated October 31, 1983, recorded October 31, 1983 as Deed Book 3850, Page 123 as modified in the Clerk's Office of Atlantic County. (Information only).

11. Subject to Assignment of Lessors Interest, Atlantic City Boardwalk Adsociates, L.P., to First National State Bank dated October 31, 1983, recorded October 31, 1983 as Book 3850, Page 159 as modified int he Clerk's Office of Atlantic County.

12. Subject to the Terms and Conditions of the Land option Agreement, Del E. Webb New Jersey, Inc., to The Claridge at Park Place, Incorporated dated as of 10-31-83, recorded 10-31-83, in Deed Book 3850, Page 213 as modified.

13. Subject to Financing Statement: Del E. Webb New Jersey Inc., to First National State Bank filed October 31, 1983 as modified in File 4486 and filed in the Office of the Secretary of State.

14. Subject to Financing Statement: The Claridge at Park Place to First National State Bank filed October 31, 1983 as modified in File 4488 and 4489 and filed in the office of the Secretary of State.

15. Subject to Financing Statement: Atlantic City Boardwalk Associates, L.P., to First National State bank filed October 31, as modified in File 4487 and in the Office of the Secretary of State.

16. Subject to Financing Statement: Atlantic City Boardwalk Associates, L.P., to Claridge Limited filed October 31, 1983 as modified in File 4482.

17. Subject to Financing Statement: Atlantic City Boardwalk Associates, L.P., to The Claridge at Park Place Incorporated filed October 31, 1983 as modified in File 4484.

18. Subject to Financing Statement: Atlantic City Boardwalk Associates, L.P., to Chemical Business Credit Corp., filed 5-22-84, in File 5309, and file 5310; filed 6-19-84, as modified in File 5430.

19. Subject to Financing Statement: Atlantic City Boardwalk Associates, L.P., to Germantown Savings Bank filed 12-7-84, as modified in File 6204. (Copies attached). 20. The Claridge at Park Place Incorporated to Atlantic City Boardwalk Associates, L.P., filed 10-31-83, file 4483, as modified to DEWNJ.

21. Subject to the Terms of the Deed for the Air Rights over Park Avenue. However, Policy insures that said terms have been complied with to date and future violation will not cause forfeiture or reversion of title.

22. Subject to the terms of the Easement Atlantic City to Del E. Webb New Jersey, Inc. However, Policy insures that said terms have been complied with to date and future violation will not cause forfeiture or reversion of title.

23. As to Air Rights Parcel and Easement Agreement, Policy does not insure same until said documents are executed and recorded.

                                                                  Schedule E


                            Exceptions to Article II



                                      NONE